Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
June 30, 2013

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 40

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2013, we owned or operated under long-term leases, interests in 281 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 51.5 million square feet of which our interests in these properties aggregated approximately 30.8 million square feet of leasable area. Our properties were 94.2% leased as of June 30, 2013, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME PROPERTY
NOI BY 5.0% AND INCREASES FFO GUIDANCE
HOUSTON, July 31, 2013 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2013. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Second Quarter Operating and Financial Highlights

▪	Recurring Funds from Operations ("FFO") for the quarter increased to $0.49 per diluted share from $0.47 per diluted share a year ago;

▪	Same Property Net Operating Income increased 5.0% over the same quarter of the prior year;

▪	Occupancy increased 0.5% over the prior quarter to 94.2% and 0.4% over the prior quarter to 88.6% for spaces less than 10,000 square feet (referred to as “small shop space”);

▪	Acquisitions totaling $71 million and dispositions totaling $108 million were completed since the end of the first quarter; and,

▪	6.50% Series F Cumulative Redeemable Preferred Shares totaling $200 million were redeemed.

Financial Results and Preferred Redemption
The Company reported net income attributable to common shareholders of $45.4 million or $0.37 per diluted share (hereinafter “per share”) for the second quarter of 2013, as compared to $22.6 million or $0.19 per share for the same period in 2012. Included in these operating results for 2013 was a non-cash write-off of preferred redemption costs of $0.13 per share related to the redemption of a portion of the Company's Series F preferred shares. Included in 2012 were non-cash impairment charges of $0.21 per share. Net income for the six months ended June 30, 2013 was $79.1 million or $0.65 per share compared to $34.9 million or $0.29 per share for 2012.
Reported FFO was $46.1 million or $0.37 per share for the second quarter of 2013 compared to $55.1 million or $0.45 per share for 2012. Included in the 2013 amount was the write-off of preferred redemption costs of $0.13 per share and excluded from 2012 amount are impairments of $0.20 per share, as they relate to operating properties. Year-to-date, Reported FFO was $112.1 million or $0.90 per share for 2013 compared to $111.4 million or $0.90 per share for 2012.

i

Recurring FFO for the quarter ended June 30, 2013 was $0.49 per share or $61.4 million. For the same quarter last year, Recurring FFO was $0.47 per share or $57.4 million. The increase in Recurring FFO over the prior year was primarily due to increases in net operating income from our existing portfolio, reduced interest expense from favorable debt refinancings and reduced preferred share dividends due to redemptions. These increases were partially offset by the impact of the Company's disposition program. For the six months, Recurring FFO was $120.3 million or $0.97 per share for 2013 compared to $114.2 million or $0.93 per share for 2012.
A reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO is listed on page 5 of the Company's supplemental package.
On June 5, 2013, the Company completed the redemption of $200 million of its 6.50% Series F Cumulative Redeemable Preferred Shares, leaving $150 million of these Series F shares outstanding. As a result of the transaction, preferred redemption costs totaling $15.9 million were expensed.
Operating Results
Same Property Net Operating Income ("SPNOI") increased by a strong 5.0% for the quarter primarily due to increased occupancy and a reduction in merchant fallouts. Year-to-date, SPNOI increased 4.4%.

Occupancy increased to 94.2% in the second quarter from 93.7% in the prior quarter and by 0.8% from 93.4% in the second quarter of 2012. Occupancy of small shop space increased by 0.4% from the prior quarter and 0.8% from the same quarter of the prior year to 88.6%.
The Company produced strong leasing results during the second quarter with 377 new leases and renewals, totaling 1.4 million square feet. These transactions were comprised of 156 new leases and 221 renewals, which represent annualized revenues of $9.3 million and $11.3 million, respectively. The average rental rate increase on new leases signed during the quarter was an exceptional 19.3%.
“This was a truly outstanding quarter for operations. Both the 5.0% increase in Same Property NOI and the jump in occupancy up to 94.2% are clear reflections of our high quality portfolio and the benefits of a best-in-class operating platform manned by a great team of associates,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Capital Recycling

During the quarter, the Company sold eleven non-core properties, five of which were owned in various joint ventures, and three land parcels for $108.2 million. As communicated previously, the Company is focused on selling assets which do not meet its current investment requirements and redeploying that capital into higher quality assets in its target markets. Year-to-date, the Company has sold $123.9 million in assets.

During the quarter, the Company completed the acquisition of two outstanding shopping centers. Queen Anne Marketplace in Seattle, Washington is a 66,000 square foot shopping center anchored by Metropolitan Market, an upscale neighborhood grocer operating in a densely populated, high barrier-to-entry urban infill location. The three-mile trade area enjoys a population of over 200,000 people with over 68% holding college degrees. This was the first property purchased in a joint venture between the Company and Bouwinvest in which Weingarten will hold a 51% interest. The Company also acquired Independence Plaza, a 324,000 square foot center in Laredo, Texas. This shopping center features a top performing H-E-B, T.J. Maxx, Ross, Hobby Lobby, Petco and Ulta Beauty. Independence Plaza is 97% leased and generates approximately 80% of its income from these national retailers. The Laredo MSA has the largest job growth forecast in the nation over the next 10 years and is influenced by the Eagle Ford Shale and an incredible pent up demand from millions of people in Northern Mexico who have very limited shopping opportunities. Year-to-date, the Company has invested $89.3 million in quality shopping centers in great markets.

“I am extremely pleased with the results of our capital recycling program this quarter. Our very active disposition program generated more than sufficient capital to complete these high quality investments, which are great additions to our already strong portfolio,” said Drew Alexander, President and Chief Executive Officer.

2013 Guidance

The Company is increasing Recurring FFO guidance and revising certain other guidance metrics as follows:

	Original Guidance	Revised Guidance
Recurring FFO Per Diluted Share	$1.84 - $1.90	$1.89 - $1.93
Same Property NOI	+2% to +3%	+3% to +3.5%
Acquisitions	$175 - $225 million	$100 - $150 million
New Development	$25 - $75 million	$15 - $50 million
Dispositions	$200 - $300 million	$250 - $350 million

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.305 per common share payable on September 13, 2013 to shareholders of record on September 5, 2013.

The Board of Trust Managers also declared dividends on the Company's 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on September 13, 2013 to shareholders of record on September 5, 2013.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on August 1, 2013 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company's website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 32913549). A replay will be available through the Company's website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At June 30, 2013, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 281 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 51.5 million square feet of which our interests in these properties aggregated approximately 30.8 million square feet of leasable area. To learn more about the Company's operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company's regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company's performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2013	2012	2013	2012	2012	2011	2010	2009
Revenues:
Rentals, net	$127,828	$116,013	$251,890	$227,951	$473,022	$445,943	$439,297	$451,170
Other	3,749	2,584	6,389	5,262	12,104	13,908	12,382	15,136
Total	131,577	118,597	258,279	233,213	485,126	459,851	451,679	466,306
Expenses:
Depreciation and amortization	38,190	32,465	76,895	64,731	136,902	126,897	121,011	118,702
Operating	25,003	22,906	49,452	44,520	94,442	86,518	87,507	84,931
Real estate taxes, net	15,444	13,976	30,104	27,268	55,827	53,343	50,939	55,996
Impairment loss	165	2,536	221	9,388	9,585	49,671	33,317	34,983
General and administrative	6,194	6,378	12,861	14,685	28,551	25,474	24,940	25,859
Total	84,996	78,261	169,533	160,592	325,307	341,903	317,714	320,471
Operating Income	46,581	40,336	88,746	72,621	159,819	117,948	133,965	145,835
Interest Expense, net	(28,772)	(28,628)	(46,175)	(59,359)	(113,585)	(137,414)	(142,699)	(148,443)
Interest and Other Income, net	2,098	582	3,924	2,968	6,048	5,062	9,823	11,421
Gain on Sale of Real Estate Joint Venture and Partnership Interests	83	—	11,592	5,562	14,203	—	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,729	(15,695)	9,342	(11,620)	(1,558)	7,834	12,889	5,548
Gain on Acquisition	—	—	—	—	1,869	—	—	—
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	—	(135)	25,311
Gain on Land and Merchant Development Sales	—	—	—	—	—	—	—	17,956
(Provision) Benefit for Income Taxes	(197)	279	(33)	313	(7)	(74)	184	(5,911)
Income (Loss) from Continuing Operations	24,522	(3,126)	67,396	10,485	66,789	(6,644)	14,027	51,717
Operating Income from Discontinued Operations	1,379	4,539	3,180	9,492	16,009	11,431	34,113	42,528
Gain on Sale of Property from Discontinued Operations	78,012	31,264	78,012	34,898	68,589	10,273	1,093	55,956
Income from Discontinued Operations	79,391	35,803	81,192	44,390	84,598	21,704	35,206	98,484
Gain on Sale of Property	265	84	407	524	1,034	1,679	2,005	25,075
Net Income	104,178	32,761	148,995	55,399	152,421	16,739	51,238	175,276
Less: Net Income Attributable to Noncontrolling Interests	(37,742)	(1,342)	(39,209)	(2,783)	(5,781)	(1,118)	(5,032)	(4,174)
Net Income Adjusted for Noncontrolling Interests	66,436	31,419	109,786	52,616	146,640	15,621	46,206	171,102
Dividends on Preferred Shares	(5,313)	(8,869)	(12,753)	(17,738)	(34,930)	(35,476)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	(15,702)	—	(17,944)	—	(2,500)	—	—	—
Net Income (Loss) Attributable to Common Shareholders	$45,421	$22,550	$79,089	$34,878	$109,210	$(19,855)	$10,730	$135,626
Earnings Per Common Share - Basic	$0.37	$0.19	$0.65	$0.29	$0.90	$(0.17)	$0.09	$1.24
Earnings Per Common Share - Diluted	$0.37	$0.19	$0.65	$0.29	$0.90	$(0.17)	$0.09	$1.23

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2013	December 31, 2012
ASSETS
Property	$4,373,891	$4,399,850
Accumulated Depreciation	(1,052,585)	(1,040,839)
Property Held for Sale, net	8,698	—
Property, net	3,330,004	3,359,011

Investment in Real Estate Joint Ventures and Partnerships, net (a)	285,666	289,049
Total	3,615,670	3,648,060

Notes Receivable from Real Estate Joint Ventures and Partnerships	85,004	89,776
Unamortized Debt and Lease Costs, net	140,938	135,783
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $11,071 in 2013 and $12,127 in 2012)	70,572	79,540
Cash and Cash Equivalents	23,374	19,604
Restricted Deposits and Mortgage Escrows	9,490	44,096
Other, net	174,266	167,925
Total Assets	$4,119,314	$4,184,784

LIABILITIES AND EQUITY
Debt, net	$2,350,762	$2,204,030
Accounts Payable and Accrued Expenses	107,173	119,699
Other, net	110,029	120,900
Total Liabilities	2,567,964	2,444,629

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued; no shares outstanding in 2013 and 100 shares outstanding in 2012; liquidation preference $75,000 in 2012	—	3
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2013 and 140 shares outstanding in 2012; liquidation preference $150,000 in 2013 and $350,000 in 2012	2	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,931 in 2013 and 121,505 in 2012	3,683	3,663
Additional Paid-In Capital	1,689,278	1,934,183
Net Income Less Than Accumulated Dividends	(331,208)	(335,980)
Accumulated Other Comprehensive Loss	(15,664)	(24,743)
Total Shareholders' Equity	1,346,091	1,577,130
Noncontrolling Interests	205,259	163,025
Total Equity	1,551,350	1,740,155
Total Liabilities and Equity	$4,119,314	$4,184,784

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Funds from Operations
Numerator:
Net income attributable to common shareholders	$45,421	$22,550	$79,089	$34,878
Depreciation and amortization	37,511	33,321	76,182	70,940
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,434	5,363	8,927	11,007
Impairment of operating properties and real estate equity investments	165	5,051	457	14,830
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	3	19,889	366	19,889
(Gain) on sale of property and interests in real estate equity investments	(41,906)	(31,334)	(53,553)	(40,907)
(Gain) on sale of property of unconsolidated real estate joint ventures and partnerships	—	(123)	(243)	(123)
Funds from Operations - Basic	45,628	54,717	111,225	110,514
Income attributable to operating partnership units	446	432	891	863
Funds from Operations - Diluted	46,074	55,149	112,116	111,377
Adjustments for Recurring FFO:
Other impairment loss, net of tax	—	—	—	244
Write-off of debt costs, net	—	—	(9,667)	—
Acquisition costs	125	156	410	492
Redemption costs of preferred shares	15,889	—	18,131	—
Other, net of tax	(673)	2,123	(673)	2,123
Recurring Funds from Operations - Diluted	$61,415	$57,428	$120,317	$114,236

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,286	120,661	121,172	120,571
Effect of dilutive securities:
Share options and awards	1,288	1,034	1,223	991
Operating partnership units	1,555	1,582	1,556	1,583
Funds from operations weighted average shares outstanding - Diluted	124,129	123,277	123,951	123,145

Funds from Operations per Share - Basic	$0.38	$0.45	$0.92	$0.92

Funds from Operations Per Share - Diluted	$0.37	$0.45	$0.90	$0.90
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	—	—	—
Write-off of debt costs, net	—	—	(0.07)	—
Acquisition costs	—	—	—	—
Redemption costs of preferred shares	0.13	—	0.15	—
Other, net of tax	(0.01)	0.02	(0.01)	0.03
Recurring Funds from Operations Per Share - Diluted	$0.49	$0.47	$0.97	$0.93

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Rentals, net
Base minimum rent, net	$99,696	$89,821	$196,829	$178,620
Straight line rent	494	741	1,026	1,292
Over/Under-market rentals, net	187	254	310	520
Percentage rent	965	1,057	2,147	2,130
Tenant reimbursements	26,486	24,140	51,578	45,389
Total	$127,828	$116,013	$251,890	$227,951

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,394	$1,611	$2,933	$3,389
Non-Recurring	1,016	—	1,016	—
Total	$2,410	$1,611	$3,949	$3,389

Interest Expense, net
Interest paid or accrued	$29,450	$29,780	$57,284	$61,397
Over-market mortgage adjustment of acquired properties, net	(143)	(341)	(10,005)	(444)
Gross interest expense	29,307	29,439	47,279	60,953
Capitalized interest	(535)	(811)	(1,104)	(1,594)
Total	$28,772	$28,628	$46,175	$59,359

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$631	$697	$1,258	$1,416
Deferred compensation interest income (expense)	330	(341)	1,293	1,021
Other	1,137	226	1,373	531
Total	$2,098	$582	$3,924	$2,968

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$131,577	$118,597	$258,279	$233,213
Operating expense	(25,003)	(22,906)	(49,452)	(44,520)
Real estate taxes	(15,444)	(13,976)	(30,104)	(27,268)
Total	91,130	81,715	178,723	161,425

Net Operating Income from Discontinued Operations	2,381	12,134	6,005	27,714

Minority Interests Share of Net Operating Income and Other Adjustments	(4,716)	(5,239)	(10,004)	(10,482)
Pro rata Income From Consolidated Ventures	88,795	88,610	174,724	178,657

Pro rata share of Unconsolidated Joint Ventures
Revenues	15,416	16,782	30,761	33,761
Operating expense	(2,687)	(2,802)	(5,090)	(5,623)
Real estate taxes	(1,958)	(2,126)	(3,562)	(4,278)
Total	10,771	11,854	22,109	23,860
Net Operating Income including Joint Ventures	$99,566	$100,464	$196,833	$202,517

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$3,305	$(16,670)	$7,003	$(13,763)
Intercompany fee income reclass	1,127	1,222	1,956	2,531
Other adjustments	297	(247)	383	(388)
Equity in earnings (losses) of real estate joint ventures and partnerships, net	$4,729	$(15,695)	$9,342	$(11,620)

Dividends
Common Dividends per Share	$0.305	$0.290	$0.610	$0.580

Common Dividends Paid as a % of Reported Funds from Operations	81.5%	64.3%	66.8%	63.6%

Common Dividends Paid as a % of Recurring Funds from Operations	61.0%	61.7%	62.2%	62.0%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.7%	5.4%	5.0%	6.3%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.25%	0.28%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30, 2013	December 31, 2012

Property
Land	$894,302	$881,156
Land held for development	121,030	121,294
Land under development	4,182	6,155
Buildings and improvements	3,294,883	3,325,793
Construction in-progress	59,494	65,452
Total	$4,373,891	$4,399,850

Straight Line Rent Receivable
	$58,004	$58,497

Other Assets, net
Notes receivable and mortgage bonds, net	$32,268	$36,122
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	16,629	16,027
Out-of-market rentals, net	8,712	7,729
Deferred income tax asset	11,308	11,548
Interest rate derivative	13,620	9,926
Other	17,654	12,498
Total	$174,266	$167,925

Other Liabilities, net
Deferred revenue	$10,267	$14,127
Non-qualified benefit plan liabilities	45,555	44,348
Deferred income tax payable	2,554	3,497
Out-of-market rentals, net	21,594	18,984
Interest rate derivative	537	768
Other	29,522	39,176
Total	$110,029	$120,900

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,864	$16,142
Above-market leases - Accumulated Amortization	(8,152)	(8,413)
Below-market assumed mortgages (included in Debt, net)	4,713	5,722
Below-market assumed mortgages - Accumulated Amortization	(1,674)	(2,367)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	111,963	104,353
Valuation of in place leases - Accumulated Amortization	(44,380)	(39,665)
Total	$79,334	$75,772

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$40,180	$36,517
Below-market leases - Accumulated Amortization	(18,586)	(17,533)
Above-market assumed mortgages (included in Debt, net)	42,742	42,708
Above-market assumed mortgages - Accumulated Amortization	(37,520)	(29,176)
Total	$26,816	$32,516

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	June 30, 2013	December 31, 2012

Common Share Data
Closing Market Price	$30.77	$26.77

90-Day, Average Daily Trading Volume	925,364	836,362

Capitalization
Debt	$2,350,762	$2,204,030
Preferred Shares	150,000	425,000
Sub-total Debt & Preferred Shares	2,500,762	2,629,030
Common Shares at Market	3,751,817	3,252,689
Operating Partnership Units at Market	47,847	41,708
Total Market Capitalization (As reported)	$6,300,426	$5,923,427
Debt to Total Market Capitalization (As reported)	37.3%	37.2%
Debt to Total Market Capitalization (Pro rata)	37.0%	36.3%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	80,000	30,000
Outstanding Letters of Credit Under Revolving Facility	1,179	2,429
Unused Portion of Credit Facility	$418,821	$467,571

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	46.9%	43.6%
Debt + Preferred to Asset Ratio	None	49.9%	52.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	16.2%	18.5%
Unencumbered Asset Test (Public)	Greater than 150%	215.8%	250.6%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.3x	2.1x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$171,337	$119,657
(Gain)\Loss on Sale of Real Estate	(78,360)	(27,681)
Ground Rent	482	500
Depreciation Included in Discontinued Operations	686	262
Other Non-Recurring Items	(867)	26
Recurring EBITDA	$93,278	$92,764

Net Debt (less cash & equivalents)	$2,327,398	$2,184,426
Net Debt to Adjusted EBITDA (annualized)	6.24x	5.89x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except per share amounts)

2013 Guidance

	2013	2013
	Original Guidance	Revised Guidance
Recurring FFO Per Diluted Share	$1.84 - $1.90	$1.89 - $1.93

Portfolio Activity ($ in millions)
Acquisitions	$175 - $225	$100 - $150
New Development	$25 - $75	$15 - $50

Total	$200 - $300	$115 - $200

Dispositions	$200 - $300	$250 - $350

Operating Information
Same Property Net Operating Income	+2% to +3%	+3% to +3.5%

Signed Occupancy	94% to 95%	94% to 95%

Retail Rental Growth	+3% to +6%	+3% to +6%

Denotes change to original guidance

Investment Activity

Weingarten Realty Investors
New Development Properties
As of June 30, 2013
(in thousands at pro rata share, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)			Completions ($) Year To Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT
1	Tomball Marketplace	Tomball, TX	Academy#, Kohl's#	100.0%		147	62	66.5%	85.9%	97	14,410	15,488	15,488
	Tomball Marketplace Phase 2	Tomball, TX	Ross, Marshall's	100.0%		172	104	67.2%	80.2%	(428)	15,910	17,724	17,724
	Total Wholly Owned					319	165	66.9%	82.9%	$(331)	$30,320	$33,211	$33,211	7.2%	$398

2	Hilltop Village Center	Alexandria, VA	Wegman's	100.0%	(4)	265	265	71.0%	71.0%	6,590	34,228	63,871	63,871
	Total Joint Venture					265	265	71.0%	71.0%	$6,590	$34,228	$63,871	$63,871	8.4%	$—

	Total 2 Properties Under Development (exclusive of phasing)					584	430	69.4%	77.5%	$6,259	$64,549	$97,082	$97,082	8.0%	$398

						Spent Inception to Date (from above)						$64,549	$64,549
						Additional Capital Needed to Complete						33,930	33,930
						Reimbursement of Future Property Sales						(1,397)	(1,397)
						Total Estimated Investment						$97,082	$97,082

	QTR Completed	YTD Completed	3Q'13E	4Q'13E	1Q'14E	2Q'14E	3Q'14E	Remaining Balance
Completion ($)	$398	$398	$0 - $1,600	$0 - $2,900	$0 - $3,300	$900 - $5,900	$4,400 - $9,400	$53,700 - $58,700
Weighted Return (%)	7.1%	7.1%	6.8% - 7.3%	6.9% - 7.4%	6.8% - 7.3%	6.9% - 7.4%	7.9% - 8.4%	8.0% - 8.5%
Net Operating Income	$28	$28	$0 - $115	$0 - $215	$0 - $240	$60 - $435	$300 - $800	$4,300 - $5,000

# Denotes anchors that are not owned by Weingarten.

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of non-cash impairment charges if applicable.

(3)	Net of anticipated proceeds from land sales.

(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties presented on this schedule are broken out but are counted as one in the property schedule.

Weingarten Realty Investors
Land Held for Development
As of June 30, 2013
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	14.7
Hwy. 85 & Hwy. 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		205.3	$51,082	$43,126
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	37.1
Total Raw Land		423.4	$81,282	$60,648

Total Land Held For Development Properties		628.7	$132,364	$103,775

(1)	Net of impairment and valuation adjustments.
Notes: Land costs account for $105.4 million of total investment at 100%, $80.1 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended June 30, 2013
(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions

1st Quarter
Westland Terrace	Orlando, FL	78	01/29/13
Palm Lakes Plaza *	Margate, FL	114	01/30/13
Crowfarn Drive *	Memphis, TN	159	02/21/13
Outland Business Center *	Memphis, TN	410	02/21/13
Kendall Corners *	Miami, FL	97	03/22/13

2nd Quarter
Edgebrook	Houston, TX	78	04/11/13
Westwood - Pad	San Antonio, TX		05/01/13
Houston Cold Storage	Houston, TX	129	05/10/13
Tully Corners *	San Jose, TX	116	05/15/13
Shoppes Paradise Key *	Destin, FL	272	05/15/13
Round Rock - Pad	Round Rock, TX		05/23/13
Sheldon Forest I & II	Channelview, TX	97	06/05/13
Orchard Green	Houston, TX	75	06/05/13
North Oaks	Houston, TX	405	06/05/13
Mission Center	Las Vegas, NV	152	06/18/13
Summer Center	Memphis, TN	139	06/19/13
Southside	Orlando, FL	160	06/24/13
Pavillions at San Mateo	Albuquerque, NM	209	06/27/13
Tomball Marketplace - Pad	Tomball, TX		06/28/13

Total Dispositions				$123,920	7.40%

			Date Acquired	Purchase Price	Yield

Acquisitions

1st Quarter
Sea Ranch Centre	Sea Ranch Lakes, FL	99	03/06/13

2nd Quarter
Southgate Ground Lease	Lake Charles, LA		04/01/13
Queen Anne Marketplace *	Seattle, WA	66	05/21/13
Independence Plaza	Laredo, TX	324	06/11/13

Total Acquisitions				$89,288	5.80%
* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Capital Expenditures
(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2013	$18,000	$3,455	$894	$6,862	$1,631	$1,127	$784	$32,753
Quarter Ended 6/30/2013	71,288	2,804	1,976	7,811	2,079	883	339	87,180
Six Months Ended 6/30/2013 (2)	$89,288	$6,259	$2,870	$14,673	$3,710	$2,010	$1,123	$119,933

Year Ended 12/31/2012	$235,267	$30,193	$12,040	$40,689	$12,653	$4,228	$1,683	$336,753
Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471

(1)	Primarily incremental investment on properties formerly classified as new development.

(2)	Internal Leasing Fees are approximately $6.9 million for the six months ended June 30, 2013.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2013	2nd Quarter Weighted Average Rate (1)	December 31, 2012	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$795,681	5.93%	$920,963	6.15%
3.5% Notes due 2023	298,617	3.50%	—
3.375% Notes due 2022	298,919	3.38%	298,870	3.38%
8.1% Notes due 2019	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	656,915	5.45%	721,876	5.45%
Revolving Credit Agreements (2)	104,500	1.08%	66,000	1.32%
Industrial Revenue Bonds	1,055	2.36%	1,246	2.51%
Obligations under Capital Leases	21,000	7.90%	21,000	7.74%
Subtotal Consolidated Debt	2,276,687	4.97%	2,129,955	5.34%
Debt Service Guarantee Liability (3)	74,075		74,075
Total Consolidated Debt - As Reported	2,350,762	4.97%	2,204,030	5.34%
Less: Noncontrolling Interests and Other Adjustments	(210,786)		(261,950)
Plus: WRI Share of Unconsolidated Joint Ventures	175,443		177,703
Total Debt - Pro rata Share	$2,315,419	4.97%	$2,119,783	5.31%

	Debt Balance	2nd Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of June 30, 2013
Fixed-rate debt	$2,072,794	5.26%	89.5%	5.28
Variable-rate debt	242,625	3.81%	10.5%	2.85
Total	$2,315,419	4.97%	100.0%	5.02

As of December 31, 2012
Fixed-rate debt	$1,912,230	5.83%	90.2%
Variable-rate debt	207,553	1.95%	9.8%
Total	$2,119,783	5.31%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of June 30, 2013
Secured Debt	$811,701	5.98%	35.1%	3.90
Unsecured Debt	1,503,718	3.81%	64.9%	5.63
Total	$2,315,419	4.97%	100.0%	5.02

As of December 31, 2012
Secured Debt	$886,078	6.23%	41.8%
Unsecured Debt	1,233,705	4.42%	58.2%
Total	$2,119,783	5.31%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 6/30/13	4.97%	4.97%
Six months ended 6/30/13	5.01%	4.99%
Three months ended 12/31/12	5.34%	5.31%
Twelve months ended 12/31/12	5.21%	5.18%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 basis points on the total commitment paid in arrears.
The weighted average revolving interest rate with the facility fee is 3.72% and 3.93% for the second quarter 2013 and the fourth quarter 2012, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2013
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (4)	Maturities	Weighted Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2013 (1)	$149,879	5.38%	$161,674	5.42%	$1,188	$160,486	$51,083	$110,591
2014	474,020	5.67%	427,650	5.58%	265	427,385	112,650	315,000
2015	275,678	6.07%	240,940	5.93%	1,565	239,375	150,940	90,000
2016	226,027	6.29%	242,091	6.12%	8,322	233,769	167,091	75,000
2017	141,864	6.79%	163,840	6.42%		163,840	138,840	25,000
2018	64,157	6.63%	24,933	6.11%		24,933	15,363	9,570
2019 (2)	153,380	7.65%	156,710	7.27%		156,710	56,710	100,000
2020	3,342	6.34%	58,619	5.20%		58,619	58,619
2021	2,278	6.27%	10,114	5.94%		10,114	10,114
2022	304,815	3.42%	305,397	3.43%		305,397	5,397	300,000
Thereafter	348,264	3.72%	349,144	3.72%		349,144	17,424	331,720
Subtotal	2,143,704		2,141,112		11,340	2,129,772	784,231	1,356,881

Revolving Credit Agreements	104,500	1.10%	104,500	1.10%	104,500			104,500
Other (3)	102,558		69,807		9,387	60,420	27,470	42,337
Swap Maturities:
2014					50,000	(50,000)
2017					67,398	(67,398)
Total	$2,350,762	5.01%	$2,315,419	4.99%	$242,625	$2,072,794	$811,701	$1,503,718

(1)	Includes $1.1 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.

(2)	Includes $100.0 million of 8.1% bonds maturing in 2019 which may be redeemed at our option on or after September 15, 2014.

(3)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2013	2012	2013	2012

Revenues:
Base minimum rent, net	$31,500	$38,550	$63,968	$76,648
Straight line rent	398	570	797	1,273
Over/Under-market rentals, net	57	361	374	773
Percentage rent	286	213	395	484
Tenant reimbursements	8,400	9,521	16,734	19,259
Other income	458	811	992	1,436
Total	41,099	50,026	83,260	99,873

Expenses:
Depreciation and amortization	11,558	15,481	23,579	31,617
Interest, net	7,415	8,961	14,960	18,047
Operating	7,407	8,571	13,561	17,196
Real estate taxes, net	5,013	6,159	9,596	12,397
General and administrative	164	225	450	586
Provision for income taxes	86	95	148	168
Impairment loss	13	96,498	1,828	96,498
Total	31,656	135,990	64,122	176,509

(Loss) gain on sale of property	(10)	246	1,202	246

Net income (loss)	$9,433	$(85,718)	$20,340	$(76,390)

Condensed Balance Sheets
			June 30,	December 31,
			2013	2012
ASSETS

Property			$1,503,550	$1,631,694
Accumulated depreciation			(274,448)	(273,591)
Property, net			1,229,102	1,358,103

Other assets, net			155,258	161,344

Total			$1,384,360	$1,519,447
LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$462,859	$468,841
Amounts payable to Weingarten Realty Investors and Affiliates			102,140	109,931
Other liabilities, net			33,267	34,157
Total			598,266	612,929

Accumulated equity			786,094	906,518

Total			$1,384,360	$1,519,447

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2013	2012	2013	2012
Revenues:
Base minimum rent, net	$11,894	$12,923	$23,745	$25,932
Straight line rent	179	253	409	524
Over/Under-market rentals, net	(99)	(39)	(91)	(38)
Percentage rent	100	53	153	151
Tenant reimbursements	3,167	3,340	6,132	6,724
Other income	175	252	413	468
Total	15,416	16,782	30,761	33,761

Expenses:
Depreciation and amortization	4,434	5,363	8,927	11,007
Interest, net	2,902	3,274	5,829	6,605
Operating	2,687	2,802	5,090	5,623
Real estate taxes, net	1,958	2,126	3,562	4,278
General and administrative	77	72	148	164
Provision for income taxes	50	49	79	81
Impairment loss	3	19,889	366	19,889
Total	12,111	33,575	24,001	47,647

Gain on sale of property	—	123	243	123

Net income (loss)	$3,305	$(16,670)	$7,003	$(13,763)

Condensed Balance Sheets
			June 30,	December 31,
			2013	2012
ASSETS

Property			$532,854	$538,629
Accumulated depreciation			(107,303)	(102,704)
Property, net			425,551	435,925
Notes receivable from real estate joint ventures and partnerships			5,144	5,226
Unamortized debt and lease costs, net			21,701	22,206
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $372 in 2013 and $522 in 2012)			16,539	18,335
Cash and cash equivalents			14,452	12,915
Restricted deposits and mortgage escrows			2,465	2,605
Notes receivable and mortgage bonds, net			283	272
Out-of-market rentals, net			2,012	2,212
Other assets, net			2,100	2,037
Total			$490,247	$501,733

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$176,352	$178,683
Amounts payable to Weingarten Realty Investors and Affiliates			47,939	50,106
Accounts payable and accrued expenses			5,693	5,917
Deferred revenue			1,109	856
Out-of-market rentals, net			3,290	3,179
Interest rate derivative			550	760
Other liabilities, net			859	921
Total			235,792	240,422

Accumulated equity			254,455	261,311

Total			$490,247	$501,733
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
June 30, 2013
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	829	$209,889	$—	20.0%	$—	$41,551	$828
Perlmutter SRP, LLC	8	816	129,260	102,210	25.0%	25,553	4,419	95
Collins	8	1,165	144,322	25,549	50.0%	12,775	52,621	1,643
AEW - Institutional Client	6	436	122,446	44,744	20.0%	8,949	14,846	337
BIT Retail	3	716	151,428	—	20.0%	—	29,724	518
Jamestown	6	1,350	146,342	85,438	20.0%	17,088	11,574	706
Fidelis Realty Partners	1	491	139,984	84,702	57.8%	48,915	30,683	1,018
Sleiman Enterprises	3	220	28,186	11,212	50.0%	5,606	11,528	275
Bouwinvest	1	66	33,819	—	51.0%	—	16,530	62

Other	18	2,749	278,685	109,003	52.7%	57,467	72,191	3,861

Total	58	8,839	$1,384,360	$462,859	37.8%	$176,352	$285,666	$9,342

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of June 30, 2013
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$102,210	5.7%	2.6
Collins	2	25,549	6.3%	11.6
AEW - Institutional Client	4	44,744	5.5%	1.4
Jamestown	6	85,438	5.1%	4.6
Fidelis Realty Partners	1	84,702	4.3%	7.3
Sleiman Enterprises	2	11,212	5.6%	2.2
Other	6	107,737	5.5%	4.0

Total	28	$461,593	5.3%	3.9

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)	Weighted Average Rate (2)	Maturities (1)	Weighted Average Rate (2)

2013	$26,616	5.2%	$12,744	5.0%
2014	108,893	5.2%	25,596	5.1%
2015	43,470	5.0%	11,488	4.9%
2016	97,113	4.9%	25,386	4.8%
2017	56,260	5.1%	25,801	5.1%
2018	5,681	4.9%	3,164	4.9%
2019	5,981	4.9%	3,330	4.9%
2020	92,529	4.9%	55,277	4.9%
2021	15,406	5.5%	7,835	5.4%
2022	1,164	6.4%	582	6.4%
Thereafter	8,480	6.4%	4,240	6.4%
Total	$461,593		$175,443

(1)	Excludes non-cash debt related items.

(2)	Average and weighted average interest rates exclude the effects of ASC 805 “Business Combinations” and loan costs related to financing.
Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($2.6 million at 100%) and matures in 2015.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of June 30, 2013
(in thousands at pro rata share, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	T.J.X. Companies, Inc.	A/A3	40	2.38%	931
2	The Kroger Co. (3)	BBB/Baa2	24	2.26%	1,186
3	Ross Stores, Inc.	A-/N/A	36	2.09%	802
4	H-E-B	N/A/N/A	9	1.53%	551
5	Safeway, Inc.	BBB/Baa3	18	1.46%	754
6	Petsmart, Inc.	BB+/N/A	20	1.29%	371
7	Bed Bath & Beyond, Inc.	BBB+/N/A	23	1.22%	483
8	Best Buy, Inc.	BB/Baa2	12	1.15%	350
9	The Sports Authority	B-/B3	10	1.11%	345
10	Whole Foods Market, Inc.	BBB-/N/A	7	0.98%	261
11	Harris Teeter, Inc. (3)	N/A/N/A	9	0.96%	405
12	Dollar Tree Stores, Inc.	N/A/N/A	41	0.96%	368
13	Office Depot, Inc. (3)	B-/B2	22	0.91%	373
14	24 Hour Fitness Inc.	B/B3	7	0.86%	179
15	Home Depot, Inc.	A-/A3	4	0.83%	427
16	Petco Animal Supplies, Inc.	B/B3	20	0.82%	228
17	Gap, Inc.	BBB-/Baa3	15	0.82%	191
18	Publix Super Markets, Inc.	N/A/N/A	18	0.72%	335
19	Raley's	N/A/N/A	6	0.69%	331
20	Wal-Mart Stores, Inc.	AA/Aa2	5	0.61%	443
21	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.61%	305
22	Office Max Inc. (3)	N/A/B1	11	0.60%	238
23	Staples, Inc.	BBB/Baa2	10	0.59%	215
24	Rite Aid	B-/B3	13	0.56%	191
25	Academy Sports & Outdoors	N/A/N/A	5	0.54%	258

	Grand Total		390	26.58%	10,522

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Smith's Food, Ralphs, Fry's Food, King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway, Randalls, Von's
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, buybuy BABY
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
	(2)	Target owns and occupies 30 units not included above.
	(3)	Impact of Pending Transactions		# of	% of Total	Total SF
				Units	Revenue	(in 000's)
		Kroger and Harris Teeter		33	3.22%	1,591
		Office Depot and Office Max		33	1.51%	611

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended June 30, 2013 (1)				306	1,077	$15.60	$14.45	$5.88	8.0%
	Quarter Ended March 31, 2013				306	1,140	15.86	15.26	0.93	3.9%
	Quarter Ended December 31, 2012				263	811	16.12	15.05	2.43	7.1%
	Quarter Ended September 30, 2012				289	786	15.98	15.79	2.49	1.2%
	Rolling 12 months				1,164	3,814	$15.87	$15.10	$2.97	5.1%

	New Leases
	Quarter Ended June 30, 2013 (1)				85	280	$19.71	$16.52	$22.11	19.3%
	Quarter Ended March 31, 2013				67	146	19.67	18.94	6.79	3.9%
	Quarter Ended December 31, 2012				61	122	18.04	18.04	11.87	0.0%
	Quarter Ended September 30, 2012				83	159	16.34	17.01	12.32	-3.9%
	Rolling 12 months				296	706	$18.66	$17.39	$14.97	7.3%

	Renewals
	Quarter Ended June 30, 2013				221	798	$14.15	$13.72	$0.20	3.2%
	Quarter Ended March 31, 2013				239	994	15.30	14.72	0.07	3.9%
	Quarter Ended December 31, 2012				202	689	15.78	14.52	0.77	8.7%
	Quarter Ended September 30, 2012				206	627	15.89	15.48	0.01	2.6%
	Rolling 12 months				868	3,108	$15.23	$14.57	$0.25	4.5%

	Comparable & Non-Comparable:
	Quarter Ended June 30, 2013				377	1,371
	Quarter Ended March 31, 2013				381	1,370
	Quarter Ended December 31, 2012				350	1,066
	Quarter Ended September 30, 2012				364	1,283
	Rolling 12 months				1,472	5,090

Lease
Expirations(2)

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(4)	Percent of Total Revenue
Other(5)	43	0%	$514	0%	163	2%	$3,370	2%	206	1%	$3,884	1%
2013	453	2%	3,505	2%	646	7%	13,805	6%	1,099	4%	17,310	4%
2014	1,878	10%	17,394	9%	1,614	17%	33,969	16%	3,491	12%	51,362	13%
2015	2,196	12%	20,237	11%	1,799	18%	38,116	18%	3,996	14%	58,353	14%
2016	2,143	12%	21,878	11%	1,705	17%	36,906	17%	3,849	14%	58,784	14%
2017	2,029	11%	24,281	13%	1,386	14%	32,092	15%	3,416	12%	56,373	14%
2018 - 2023	6,831	37%	74,952	39%	2,235	23%	53,003	24%	9,067	32%	127,956	31%

Notes:

(1)	The quarter ended June 30, 2013 includes two leases totaling 21,200 sf at Pike Center at a blended rate of $43.17 psf as compared to the prior tenant of $10.00 psf.

(2)	Reflects in-place leases as of June 30, 2013.

(3)	Anchor tenants represent any tenant at least 10,000 square feet.

(4)	Revenue only includes minimum base rent.

(5)	Leases currently under month-to-month status or in-process of renewal.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(in thousands at pro rata share, except percentages)

Occupancy

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Signed Basis
Anchor (1)	97.7%	97.1%	97.1%	97.2%	97.3%
Non-Anchor	88.6%	88.2%	88.2%	88.3%	87.8%
Total Retail	94.3%	93.7%	93.7%	93.9%	93.7%
Other	86.4%	91.4%	87.2%	85.9%	86.7%
Total Signed	94.2%	93.7%	93.6%	93.6%	93.4%

Commenced Basis
Anchor (1)	95.9%	95.1%	95.0%	95.1%	95.1%
Non-Anchor	85.2%	84.8%	85.2%	85.3%	84.4%
Total Retail	91.9%	91.2%	91.3%	91.5%	91.0%
Other	86.4%	91.4%	87.2%	82.8%	81.4%
Total Commenced	91.9%	91.2%	91.2%	91.2%	90.6%

Same Property (2)	95.0%	94.5%	94.4%	94.5%	94.2%

Average Base Rents (3)

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Commenced Basis
Anchor (1)	$11.18	$11.11	$11.08	$10.92	$10.84
Non-Anchor	22.21	22.17	22.04	21.80	21.39
Total	$15.22	$15.19	$15.14	$14.93	$14.74

Same Property Net Operating Income Growth (4)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change

Revenues	$122,709	$117,386	4.5%	$243,317	$234,000	4.0%
Expenses	34,145	33,049	3.3%	66,752	64,826	3.0%
Total	$88,564	$84,336	5.0%	176,565	169,174	4.4%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time period.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2013	%	2012	%	2012	%	2011	%	2010	%	2009	%
West Region
California	$32,273	16.8%	$27,696	13.8%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%
Washington	1,137	0.6%	1,086	0.5%	2,048	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%
Oregon	743	0.4%	730	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%	1,342	0.3%
Total West Region	34,153	17.8%	29,513	14.7%	62,738	15.9%	56,945	14.0%	53,459	13.7%	52,602	13.3%
Mountain Region
Nevada	$14,601	7.6%	$14,936	7.5%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%
Arizona	13,556	7.0%	12,873	6.4%	26,032	6.6%	25,450	6.3%	24,287	6.2%	26,845	6.8%
Colorado	5,539	2.9%	6,840	3.4%	13,778	3.5%	12,485	3.1%	10,099	2.6%	9,136	2.3%
New Mexico	2,768	1.4%	2,129	1.1%	4,622	1.2%	4,993	1.2%	5,250	1.4%	8,714	2.2%
Utah	1,778	0.9%	1,772	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%
Total Mountain Region	38,243	19.8%	38,551	19.3%	78,082	19.8%	76,947	19.0%	74,090	19.1%	79,757	20.2%
Central Region
Texas	$53,234	27.7%	$61,822	30.9%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%
Louisiana	5,242	2.7%	4,178	2.1%	9,185	2.3%	8,272	2.0%	7,715	2.0%	8,363	2.1%
Arkansas	1,550	0.8%	1,528	0.8%	3,089	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%
Missouri	514	0.3%	421	0.2%	852	0.2%	1,061	0.3%	3,019	0.8%	1,875	0.5%
Oklahoma	340	0.2%	531	0.3%	921	0.2%	1,083	0.3%	1,034	0.3%	975	0.2%
Illinois	—	0.0%	1,499	0.7%	2,464	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%
Kansas	—	0.0%	479	0.2%	474	0.1%	1,181	0.3%	1,214	0.3%	1,405	0.4%
Total Central Region	60,880	31.7%	70,457	35.2%	133,629	33.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%
Mid-Atlantic Region
North Carolina	$12,016	6.2%	$13,041	6.5%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%
Georgia	10,121	5.3%	9,602	4.8%	19,767	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%
Tennessee	3,716	1.9%	3,996	2.0%	7,770	2.0%	7,491	1.8%	6,261	1.6%	5,009	1.3%
Kentucky	3,508	1.8%	3,577	1.8%	7,050	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%
Maryland	1,382	0.7%	—	0.0%	1,063	0.3%	—	0.0%	—	0.0%	—	0.0%
South Carolina	134	0.1%	139	0.1%	265	0.1%	268	0.1%	285	0.1%	306	0.1%
Virginia	—	0.0%	1,525	0.8%	1,805	0.5%	3,551	0.9%	3,634	0.9%	3,626	0.9%
Maine	—	0.0%	40	0.0%	40	0.0%	214	0.1%	321	0.1%	355	0.1%
Total Mid-Atlantic Region	30,877	16.0%	31,919	16.0%	62,833	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%
Southeast Region
Florida	$28,302	14.7%	$29,537	14.8%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%
Total Southeast Region	28,302	14.7%	29,537	14.8%	57,620	14.6%	60,361	14.9%	58,135	15.0%	66,170	16.8%
Total Net Operating Income	$192,454	100.0%	$199,977	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating

Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2013

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	357,010	—	—	357,010
California	30	4,000,607	293,833	1,046,279	5,340,719
Colorado	10	912,555	678,045	1,224,456	2,815,056
Florida	44	4,613,753	2,724,575	1,493,717	8,832,045
Georgia	17	1,798,640	326,936	893,578	3,019,154
Kentucky	4	634,594	—	127,614	762,208
Louisiana	8	1,286,776	107,974	330,242	1,724,992
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	11	2,214,450	—	1,192,283	3,406,733
New Mexico	3	283,470	—	248,626	532,096
North Carolina	21	2,217,372	120,165	705,600	3,043,137
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,530	64,590	—	86,120
Tennessee	5	472,171	221,834	154,340	848,345
Texas	83	8,678,564	3,097,660	2,835,959	14,612,185
Utah	4	316,647	90,774	434,465	841,886
Virginia	1	—	—	—	—
Washington	6	212,990	362,473	65,346	640,809
Total	281	30,797,658	8,208,003	12,474,565	51,480,228

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.31	80.9%		(Target), (Kohls), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	86.5%		Endurance Rehab, Weingarten Realty Regional Office
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	22.81	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	11.05	91.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		134,495	242,715	13.36	97.0%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	20.55	96.5%	AJ Fine Foods	CVS/pharmacy
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	8.90	98.7%	Fry’s Supermarket	Dollar Tree, (Lowes)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	26.68	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	22.80	95.5%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	17.73	97.5%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	13.94	98.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	24.53	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	10.63	100.0%	Fresh N Easy	Family Dollar
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,212	199,012	14.60	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	28.12	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.07	94.2%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	11.55	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,518	153,880	14.85	76.8%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	16.82	95.7%	Wal-Mart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	11.60	97.9%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.55	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.04	97.2%		(Home Depot), Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	14.96	86.8%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,217,809	3,877,269	16.06	94.2%

Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		125,884	125,884	8.09	98.7%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	9.94	100.0%		Academy, Office Depot, Michaels, Bassett Furniture, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.57	96.4%		SteinMart
Arkansas Total:	# of Properties:	3			357,010	357,010	9.39	99.0%

California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,375	171,375	38.77	94.3%	Trader Joe's	Crunch, Sundance Cinemas
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	115,340	22.74	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	12.07	94.8%	Superior Grocers
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	425,437	17.64	96.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	12.97	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	14.97	93.3%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	176,866	17.25	97.8%	Food Maxx	(Target)
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	90,663	13.79	100.0%	Food Maxx	Sports Authority, (Target)
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,991	310,991	19.60	95.3%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		50.0%	(1)(3)	104,384	307,937	19.34	96.0%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		50.0%	(1)(3)	92,414	194,362	18.52	95.6%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	248,734	16.00	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	104,692	431,272	22.48	82.3%	(Super Target)	(Office Max, Kohl's)
Arcade Square	Sacramento--Arden et al, CA		100.0%		76,497	76,497	13.39	94.7%	Grocery Outlet
Discovery Plaza	Sacramento--Arden et al, CA		100.0%		93,398	93,398	15.76	98.7%	Bel Air Market
Prospectors Plaza	Sacramento--Arden et al, CA		100.0%		228,345	236,959	21.64	95.9%	SaveMart	Kmart, Long’s Drug Store
Summerhill Plaza	Sacramento--Arden et al, CA		100.0%		128,835	128,835	11.36	93.8%	Raley’s	Dollar Tree
Valley	Sacramento--Arden et al, CA		100.0%		98,240	107,005	17.02	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	24.10	98.9%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	132,689	18.13	94.6%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.01	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		99,256	99,256	29.24	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	361,701	19.07	97.7%	Raley’s	24 Hour Fitness, Big Cinemas, (Walgreen)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		147,063	236,832	19.15	100.0%	(Safeway)	(Longs Drug Stores), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	197,925	23.12	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.53	96.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,629	200,071	13.68	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes, Goodwill Industries, Dollar General
Creekside Center	Vallejo-Fairfield, CA		100.0%		114,445	114,445	20.26	92.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	18.50	99.2%	Raley’s	Ace Hardware
Sunset Center	Vallejo-Fairfield, CA		100.0%		85,238	98,279	14.81	91.6%		Rite Aid, In-Shape City
California Total:	# of Properties:	30			4,000,607	5,340,719	19.11	96.3%

Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.28	84.1%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,671	25.95	100.0%		Sports Authority, PetSmart, (Target)
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,298	359,213	15.44	79.9%		(Wal-Mart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,620	109,058	15.48	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,553	10.49	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,474	114,947	21.52	90.9%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	24.93	95.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)	92,944	519,020	18.38	89.3%		(Target), (Costco and Costco Gas Pad), Regal Cinema, Michaels, Tuesday Morning
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	15.68	100.0%	Sunflower Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michael's, OfficeMax, Dollar Tree

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	17.57	100.0%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			912,555	2,815,056	16.45	91.8%

Florida
Shoppes at Paradise Isle	Fort Walton Beach et al, FL		25.0%	(1)(3)	42,917	171,669	16.03	98.4%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL		100.0%		312,432	312,432	10.88	93.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL		50.0%	(1)(3)(4)	33,842	112,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	33,736	163,481	11.83	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	18.40	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.16	100.0%	(Wal-Mart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL		100.0%		117,515	117,515	21.53	81.6%		Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL		100.0%		131,723	179,937	13.29	90.5%	Winn Dixie	Tuesday Morning
Flamingo Pines	Miami-Fort Lauderdale et al, FL		100.0%		139,462	266,761	20.56	93.4%	(Wal-Mart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	16.78	92.9%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	72,957	408,509	18.59	99.1%	Publix	Target, CVS/pharmacy
Northridge	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	46,969	237,872	17.14	95.9%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	60,914	324,829	13.60	98.7%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL		100.0%		69,475	69,475	14.17	85.9%	Publix
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL		30.0%	(1)	43,663	167,131	12.14	98.1%	BJ's Wholesale Club
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL		25.0%	(1)(3)	19,080	76,321	14.41	88.3%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	22,173	132,564	15.11	93.4%	Publix	CVS/pharmacy
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL		100.0%		161,429	161,429	14.82	97.9%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL		100.0%		110,081	110,081	14.36	97.2%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL		100.0%		98,519	98,519	17.28	84.3%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL		20.0%	(1)(3)	35,297	176,486	12.19	81.8%	Publix
Clermont Landing	Orlando, FL		65.7%	(1)(3)	110,396	337,713	15.94	92.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL		50.0%	(1)	129,512	259,024	13.19	100.0%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL		100.0%		501,837	501,837	13.68	98.5%		Staples, Ross Dress for Less, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL		20.0%	(1)(3)	37,133	185,664	9.57	89.8%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL		100.0%		302,135	484,048	14.71	100.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL		100.0%		145,644	145,644	26.53	98.9%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL		100.0%		66,218	286,033	17.84	100.0%	(Wal-Mart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL		20.0%	(1)(3)	65,218	326,090	21.08	96.8%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL		100.0%		101,486	101,486	11.82	100.0%	Wal-Mart Neighborhood Market	Dollar Tree
University Palms	Orlando, FL		30.0%	(1)	29,752	105,127	13.57	100.0%	Publix
Winter Park Corners	Orlando, FL		100.0%		102,382	102,382	19.99	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	40,880	163,521	11.75	98.5%	Publix	Beall's

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Lake Washington Crossing	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	29,707	118,828	10.28	85.7%	Publix
Lake Washington Square	Palm Bay-Melbourne et al, FL		100.0%		112,057	112,057	10.64	94.1%	Thrifty Specialty Produce	LA Fitness
Pineapple Commons	Port St. Lucie-Fort Pierce, FL		20.0%	(1)(3)	50,023	264,468	14.51	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS/pharmacy)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.28	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	41,011	21.32	90.2%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-Fil-A, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,431	248,431	13.93	95.5%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	28,109	140,543	14.24	85.9%		Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		377,503	575,134	15.57	93.8%	(Albertsons)	Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		167,887	167,887	13.13	81.9%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.05	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	44			4,613,753	8,832,045	14.97	95.2%

Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	17.34	92.1%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		238,701	238,701	8.98	42.4%		Marshalls
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.05	78.7%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	14.31	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Cherokee Plaza	Atlanta-Sandy Springs et al, GA		30.0%	(1)	30,859	102,864	20.48	100.0%	Kroger
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	21.93	76.1%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	22.66	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.08	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		136,848	332,044	15.89	98.3%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.46	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		374,060	374,060	18.46	96.4%	Wal-Mart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.39	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	24.57	84.8%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		136,124	314,014	16.17	95.2%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.95	93.0%	Trader Joe's	Office Max, PetsMart, Walgreens
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA		30.0%	(1)	21,835	72,784	13.52	94.8%	Publix
Thompson Bridge Commons	Gainesville, GA		30.0%	(1)	28,676	95,587	13.49	94.9%	Kroger
Georgia Total:	# of Properties:	17			1,798,640	3,019,154	15.65	87.9%

Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.47	93.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.61	91.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	14.34	98.2%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,986	218,396	12.58	99.2%	Kroger	(PetSmart), Staples, Factory Card Outlet

Kentucky Total:	# of Properties:	4			634,594	762,208	12.94	96.0%

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others

Louisiana
Town & Country Plaza	Hammond, LA		100.0%		224,827	224,827	8.71	94.0%	Winn Dixie	Ross Dress for Less, Office Depot, CVS/pharmacy
Westwood Village	Lafayette, LA		100.0%		138,034	138,034	9.93	99.2%	Rouses Supermarket	Stage, CVS
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.42	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	232,390	9.33	100.0%	Albertsons	Kmart, Dollar Tree
Southgate	Lake Charles, LA		100.0%		158,587	158,587	10.39	85.7%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		141,218	141,218	5.36	93.0%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	14.60	90.8%		(Target), Ross Dress for Less, Stage, K&G Fashion
University Place	Shreveport-Bossier City, LA		100.0%		206,753	381,253	16.52	98.5%	(Super Target)	Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond
Louisiana Total:	# of Properties:	8			1,286,776	1,724,992	10.92	89.8%

Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	81,336	53.74	97.3%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			81,336	81,336	53.74	97.3%

Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		200,915	200,915	7.99	80.0%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.57	100.0%		Value Village
Missouri Total:	# of Properties:	2			229,282	257,649	7.94	82.4%

Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,067	428,067	17.17	94.2%		Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta Beauty
Charleston Commons	Las Vegas-Paradise, NV		100.0%		333,198	363,173	15.39	93.4%	Wal-Mart	Ross, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	11.56	94.4%	El Super	Anna's Linens, Factory 2 U, CVS
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	209,727	21.05	90.9%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.43	84.4%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		77,597	148,092	16.72	87.4%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	14.24	96.3%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,369	136,369	13.25	96.0%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,743	139,839	12.09	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	17.45	94.9%	(Wal-Mart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority, .99 Cents Only
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	18.69	77.4%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		214,127	602,904	16.95	97.2%	(Wal-Mart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	11			2,214,450	3,406,733	15.54	93.4%

New Mexico
Eastdale	Albuquerque, NM		100.0%		119,091	119,091	7.29	92.8%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	142,106	19.63	99.0%	Whole Foods Market	Home Goods
Wyoming Mall	Albuquerque, NM		100.0%		51,713	270,899	16.74	100.0%	(Wal-Mart Supercenter)	Dollar Tree

New Mexico Total:	# of Properties:	3			283,470	532,096	14.12	96.6%

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	16.95	90.7%	(Wal-Mart Supercenter)	Off Broadway Shoes
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC		100.0%		77,301	77,301	16.83	98.0%	BI-LO	Rite Aid
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		41,941	444,561	23.71	95.0%	(Wal-Mart Supercenter), (BI-LO)	(Lowes)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.32	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	13.34	97.7%	Lowes Food	CVS/pharmacy
Cole Park Plaza	Durham, NC		100.0%		82,258	82,258	10.39	47.8%		Dollar General
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.30	100.0%	Harris Teeter
Ravenstone Commons	Durham, NC		100.0%		60,424	60,424	14.86	100.0%	Food Lion
Avent Ferry	Raleigh-Cary, NC		100.0%		111,622	111,622	17.17	97.6%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.22	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,203	198,553	17.10	91.9%	Harris Teeter	(Kohl’s)
Harrison Pointe	Raleigh-Cary, NC		100.0%		130,758	130,758	16.30	91.7%	Harris Teeter	Staples
Heritage Station	Raleigh-Cary, NC		30.0%	(1)	20,592	77,669	19.48	98.3%	Harris Teeter
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	14.33	98.2%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		114,396	114,396	21.25	97.1%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.55	94.5%	Wal-Mart Neighborhood Market
Parkway Pointe	Raleigh-Cary, NC		100.0%		80,061	80,061	10.86	97.0%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC		100.0%		466,585	466,585	10.88	94.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,521	188,521	12.40	98.4%	Harris Teeter	SteinMart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	10.96	93.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,715	89,715	21.16	93.5%	Harris Teeter
North Carolina Total:	# of Properties:	21			2,217,372	3,043,137	14.31	94.1%

Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.54	91.3%		Office Depot, Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.54	91.3%

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	136,551	17.46	97.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.17	94.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	273,248	14.46	94.8%

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,530	86,120	15.04	91.3%	The Fresh Market
South Carolina Total:	# of Properties:	1			21,530	86,120	15.04	91.3%

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.06	96.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		30.0%	(1)	50,087	178,558	8.82	89.0%	Kroger	SteinMart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		30.0%	(1)	18,551	66,838	13.18	80.6%	Kroger	SteinMart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		30.0%	(1)	26,432	88,108	11.40	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.76	97.1%		(Target), Best Buy, Sports Authority, PetSmart, Staples
Tennessee Total:	# of Properties:	5			472,171	848,345	14.51	95.3%

Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	10.89	96.0%	United Supermarket	Dollar Tree
Crossroads	Beaumont-Port Arthur, TX		100.0%		115,798	115,798	4.86	99.1%	Market Basket	Beall’s, Baskin’s, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	70,036	281,401	13.90	100.0%		(Target), (Toys “R” Us)
Phelan West	Beaumont-Port Arthur, TX		66.7%	(1)(3)	15,552	82,221	12.87	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.78	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	14.07	99.2%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Steinmart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	21.64	95.3%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,950	68,500	11.79	61.9%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%	(4)	42,267	42,267	N/A	100.0%		24 Hour Fitness
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX		100.0%		40,513	121,689	21.56	64.1%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		355,259	465,259	13.50	95.1%	Sprouts Farmers Market	Sports Authority, PetsMart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	16.46	98.1%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.20	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX		100.0%		138,058	138,058	N/A	74.4%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX		100.0%		56,969	56,969	22.68	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX		30.0%	(1)	10,524	41,273	26.74	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX		100.0%		97,277	97,277	15.23	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX		100.0%		104,686	104,686	12.59	99.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,191	74,604	6.98	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX		100.0%		183,940	183,940	30.37	97.6%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Champions Village	Houston-Baytown-Sugar Land, TX		30.0%	(1)	117,916	393,055	13.14	93.5%	Randall’s	SteinMart, Palais Royal, Cost Plus, Barnes & Noble
Citadel Plaza	Houston-Baytown-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,678	84,517	9.92	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX		100.0%		186,721	283,381	9.59	97.3%	Kroger	Babies “R” Us
Cypress Station	Houston-Baytown-Sugar Land, TX		100.0%		140,624	140,624	13.91	78.3%		David's Bridal
Fiesta Village	Houston-Baytown-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX		100.0%		210,537	210,537	10.53	98.0%	Randall’s	Office Depot, Palais Royal, Spec's Liquor
Glenbrook Square	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,684	77,890	8.73	89.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,017	80,116	10.89	51.9%		Family Dollar, Citi Trends

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	16.87	91.3%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.75	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.08	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,768	171,789	10.67	100.0%	Sellers Bros.	FAMSA, Dollar Tree, Fallas Paredes
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	100.0%		10,005	10,005	26.43	100.0%		Freebirds Burrito
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.31	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.21	93.8%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	8.87	90.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	18.88	98.4%		Old Navy, Home Goods, Marshalls, Ross Dress for Less
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,081	84,081	17.60	93.1%	Whole Foods Market
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	50.0%	(1)	24,569	49,138	6.73	98.2%	Sellers Bros.	Family Dollar
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	100.0%		300,772	322,987	9.20	96.6%		Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's Liquor
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	21.74	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.63	98.9%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Northwest Crossing	Houston-Baytown-Sugar Land, TX	75.0%	(1)(3)	134,602	300,190	14.33	100.0%		(Target), Marshalls, Best Buy, Dollar Tree, Big Lots
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	12.76	98.0%	Kroger	Ross Dress for Less, Dollar Tree
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		96,526	196,506	9.41	87.4%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	30.0%	(1)	37,919	126,397	16.13	100.0%	Randall’s	CVS/pharmacy
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	20.77	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.07	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	29.07	97.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.55	79.9%		Family Dollar, Palais Royal
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		182,541	182,541	7.61	81.2%		Rexel
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	272,350	12.63	96.8%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	9.57	95.5%	Food-A-Rama	CVS/pharmacy, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	8,258	55,056	8.76	100.0%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	9.12	93.3%	Sellers Bros.	Burke’s Outlet, Spec’s Liquor Warehouse
Village Arcade	Houston-Baytown-Sugar Land, TX	100.0%		57,281	57,281	37.41	100.0%		Gap, Baby Gap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	100.0%		28,371	28,371	37.41	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	100.0%		107,134	107,134	37.41	95.8%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	495,204	12.95	98.4%	H-E-B	PetSmart, Babies "R" Us, Academy, Tiger Direct
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		232,074	331,624	12.48	100.0%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		130,041	130,041	15.41	98.7%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	100.0%		115,203	251,137	12.17	97.0%		Best Buy, Ross Dress for Less, Staples, (Home Depot)
Independence Plaza	Laredo, TX	100.0%		329,232	329,232	12.45	96.7%	H-E-B	TJ Maxx, Hobby Lobby, Petco and Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		239,897	481,764	13.98	96.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Plantation Centre	Laredo, TX		100.0%		135,373	143,015	14.82	100.0%	H-E-B
Angelina Village	Lufkin, TX		100.0%		248,199	248,199	9.13	91.6%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	143,968	500,067	10.55	96.8%		(Target), (Mervyn’s), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	20,315	243,821	21.92	81.3%	(Wal-Mart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	56,456	301,174	17.35	95.6%		(Wal-Mart), Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	37,432	74,865	17.41	89.8%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	176,520	484,949	14.92	100.0%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	51,851	103,702	11.43	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	11.55	99.0%	H-E-B	Beall’s, Dollar General
Fiesta Trails	San Antonio, TX		100.0%		306,370	482,370	15.21	98.4%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens
Oak Park Village	San Antonio, TX		30.0%	(1)	19,286	64,287	9.54	100.0%	H-E-B
Parliament Square	San Antonio, TX		100.0%		64,950	64,950	10.44	85.2%		Family Dollar
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,348	162,322	10.78	95.4%	H-E-B	Beall’s, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.34	95.7%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,753	77,758	17.89	81.7%		(Wal-Mart)
Broadway	Tyler, TX		100.0%		60,400	60,400	7.96	96.2%		SteinMart
Texas Total:	# of Properties:	82			8,600,314	14,376,114	14.45	95.3%

Utah
Alpine Valley Center	Provo-Orem, UT		33.3%	(1)(3)	30,382	224,654	16.25	100.0%	(Super Target)	Old Navy, Justice, Dollar Tree, Office Depot
300 West	Salt Lake City, UT		31.8%	(1)(3)	14,009	182,119	25.92	100.0%		(Target)
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	130,214	17.36	92.8%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.74	89.5%		(Target), Petco, Office Depot
Utah Total:	# of Properties:	4			316,647	841,886	14.10	91.9%

Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.49	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	18,055	90,273				Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,660	96,660	15.08	92.5%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	33,839	66,351	22.82	100.0%	Metropolitan Market
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,101	110,503	19.09	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.71	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	6			212,990	640,809	17.31	95.7%

Total Operating Properties	# of Properties:	279			30,719,408	51,244,157

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Texas
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	78,250	236,071
Texas Total:	# of Properties:	1			78,250	236,071
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	0	0
Virginia Total:	# of Properties:	1			0	0

Total New Developments	# of Properties:	2			78,250	236,071

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd at Tangerine Farms Rd, Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley						138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley						473,497
California Total:						612,453
Colorado
Highway 85 and Highway 285, Sheridan						792,792
Colorado Total:						792,792
Florida
Young Pines and Curry Ford Rd, Orange County						132,422
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
SR 207 at Rolling Hills Dr, St. Augustine						228,254
Florida Total:						652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette						34,848
Louisiana Total:						34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas						639,896
Nevada Total:						639,896
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh						510,959
Highway 17 and Highway 210, Surf City						2,024,233

Weingarten Realty Investors
Property Listing
As of June 30, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					394,218
River Pointe Drive at Interstate 45, Conroe					72,745
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					117,612
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,560,319
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,324,718
Utah
South 300 West & West Paxton Avenue, Salt Lake City					201,683
Utah Total:					201,683

Total Unimproved Land					27,388,223